NYSE: NAV 4 TH QUARTER 2012 EARNINGS PRESENTATION December 19, 2012 Exhibit 99.2

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,”
“estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Agenda
• 2012 Progress on Key Areas of Focus Lewis Campbell
• Warranty Troy Clarke
• 2012 4
th
Quarter and Full Year Results A. J. Cederoth
• Drive to Deliver Troy Clarke
• 2013 Key Areas of Focus and Near-Term
Priorities
Lewis Campbell

NYSE: NAV Lewis Campbell, Executive Chairman and CEO 2012 PROGRESS ON KEY AREAS OF FOCUS

6 NYSE: NAV 4Q 2012 Earnings – 12/19/2012 • Cash • ISX launch on schedule • Valuation allowance • Quality • ROIC actions 4 th Quarter Actions

4Q 2012 Earnings – 12/19/2012
•
• Quality
Quality
•
• Cost
Cost
•
• Sense of Urgency
Sense of Urgency
•
• Great Products
Great Products
•
• Customer Satisfaction
Customer Satisfaction
•
• People
People
Near-Term Priorities
Drive to Deliver
Drive to Deliver
Deliver Our
2013 Plans
Hit Our
Launches
Improve
Quality

NYSE: NAV Troy Clarke, President & COO WARRANTY

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Q4 FY10 Q4 FY11 Q4 FY12* Q4 FY13*
Quarterly Average
HD Engine # of repairs for the first 12 months
Q4 FY10 Q4 FY11 Q4 FY12* Q4 FY13*
Quarterly Average
HD Vehicle # of repairs for the first 12 months
• NOT more issues
• Fixes are more expensive
than anticipated
• Data from larger populations
of vehicles in service
pointed to an unresolved
issue
• More effort required to
ensure engine robustness
– Field campaign in process
Warranty
Overall quality…
Overall quality…
continues to improve
Primary driver for increase in
Primary driver for increase in
warranty
warranty
* Forecasted

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Warranty
• New calibrations improved performance and uptime
• Again not more issues; but costlier hardware fixes
• Once fixes have been identified and solutions validated,
field campaigns may be required
• Customer satisfaction improving – this is our
TOP PRIORITY
Engine launches have been a challenge across industry
Engine launches have been a challenge across industry
Bottom Line – Trucks and Engines are getting better,
we have fixed a lot of issues

NYSE: NAV A. J. Cederoth, Executive Vice President & CFO 2012 4 TH QUARTER AND FULL YEAR RESULTS

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Pre-Existing Warranty
Expense Summary
• $149M for adjustments to Pre-
Existing Warranties in Q4 and
$404M in 2012
– Field campaigns
– True-up for actual expenses
• Cost/repair > estimates
Warranty
Cash Summary
• Expect cash to be greater than
expense in 2013
• Impact of cash will be spread over
several years and is factored into
our forecast
$(51)
$(895)
$(488)
$(413) $(416)
$(322)
$(310)
$(404)
$(79)
($1,000)
($900)
($800)
($700)
($500)
($400)
($300)
($200)
($100)
$0
2010 2011 2012
Expense Cash
($600)
Warranty Expense vs. Cash

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
• This decision is complex and based on weighting both
the positive and negative evidence – heavily relying
upon the negative historical performance, not based on
our future outlook of the business
• $2.0 billion reserve recorded as tax expense*
• Non-cash accounting charge
• Does not impair ability to use tax benefits in future
• Strategy remains on track
Tax Valuation
* Excludes reversal of $233M in Q1-Q3 for domestic tax benefits.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
4
th
Quarter Actions Improve Future Profitability
Actual 4Q 2012 Estimated 2013
Estimated
2014
Run Rate
($ million)
P&L
Impact
Cash
Impact
P&L
Impact
Cash
Impact
P&L
Impact
Functional Cost/
Restructuring
($73) ($16) $175 $118 $175+
Garland Assembly
Plant
($4) $- ($10-$25) $- $35
Rationalized
Investments
($31) ($2) TBD Positive Positive

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
2012 Manufacturing Cash Update
Mid-point of FY guidance
(as shown on 9/6/2012)
$950
Equity Issuance – net of fees and expenses $192
NAV Defense Receivable $175
Commercial Truck Net Working Capital Improvement $188
2012 Year End Manufacturing Cash Balance* $1,505
$ in millions
* Year end cash balance includes marketable securities.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Fiscal Year End Balances*
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
FY 2008 FY 2009 FY 2010 FY 2011 FY 2012

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
2012 4
th
Quarter and Full Year Results
* Attributable to Navistar International Corporation
2012 Q4
GAAP
FY 2012
GAAP
Revenue (Billions)
$3.3 $12.9
Manufacturing Segment Profit (Loss)
(Millions)
$(371) $(642)
Profit (Loss)  Before Tax (Millions)
$(566) $(1,182)
Net Profit (Loss) * (Millions)
$(2,769) $(3,010)
Diluted Profit (Loss)  Per Share* $(40.13) $(43.56)

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Manufacturing Segment
• Truck
– Material costs increased by $91M
– Engineering and SG&A increased
by $76M
• Engine - profitability declined due:
– Warranty
– MWM business lower by $160M
• Parts
– Lower Volume, higher material cost
– Postive pricing
Manufacturing Segment Profit & Corporate
Corporate & Eliminations
• Corporate spending was lower year over
year
• Postretirement cost higher
• Q4 Restructuring
Q4
GAAP
Full Year
GAAP
($ in millions)
2012 2011 2012 2011
Truck $(160) $287 $(320) $336
Engine
$(287) $58 $(562) $84
Parts $76 $87 $240 $287
Total Manufacturing Segment
Profit (Loss)
$(371) $432 $(642) $707
Corporate & Eliminations $(224) $(204) $(679) $(571)

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Navistar Financial Corporation
• FY 2012 segment profit of $91 million vs. $129 million in
FY 2011
• Wholesale financing renewal – Completed
• $959 million of available capacity
• Debt/Equity Leverage: 3:1
Evaluating dividends

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
• Results below expectations; redirecting strategy
– Clean engine strategy
• Product quality is improving
– Supporting customers and dealers
• Liquidity is strong - $1.5 billion
– Raised capital to support product transition
2012 Recap

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
$533
$582
$668
$762
$837
$-
$200
$400
$600
$800
$1,000
$1,200
2008 2009 2010 2011 2012 2013 Forecast
2013 Q1 Manufacturing Cash Update
2012 Year End Manufacturing Cash Balance*
$1,505
Corporate EBITDA $(50) - $50
Maintenance CapEx/Cash Interest/Pension/OPEB Funding $(215)
Change in Net Working Capital – Lower production
volumes
$(200)
Debt Payments $(40)
Restructuring Cash
$(50)
2013 Q1 Manufacturing Cash Balance* $950 - $1,050
$ in millions
* Cash balance includes marketable securities.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Q1 Ending Balances*

21 NYSE: NAV 4Q 2012 Earnings – 12/19/2012 Summary • Improving market share • Cost Reductions 2014 • Class 8 industry – 215K Quality Sense of Urgency Great Products Customer Satisfaction People Cost

NYSE: NAV Troy Clarke, President & COO DRIVE TO DELIVER

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
A Leader in Several Commercial Vehicle Segments
U.S. and Canada School Bus & Class 6-8:  23%
Market Share
FY2012: ~47%
Note: Based on market share position determined by brand
Market Share
FY2012: ~33%
Market Share
FY2012: ~30%
Market Share
FY2012: ~15%
Market Share
Trailing Six
Months: ~47%
Market Share
Trailing Six
Months: ~30%
Market Share
Trailing Six
Months: ~35%
Market Share
Trailing Six
Months: ~14%

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
• Clear P&L accountability across our business units
• Strong emphasis on functional excellence
• Organizational changes to align senior leadership for clear accountability
– Material procurement
– Product launches
– Quality
– Manufacturing
• Functional excellence
– Leader of North American truck and parts also heads up sales and marketing
– Leader of global initiatives is responsible for quality
– Chief procurement officer is responsible for driving our Lean initiatives
– Head of Defense business is also responsible for Manufacturing
– Product development is integrated with product planning
Drive To Deliver

ProStar with 15L ISX
FY2012 FY2013
Sep Oct Nov Dec Jan Feb Mar
“We are in Production”
Ahead of Schedule
Hit Our Launches –
Critical Product Introduction Milestones

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Test Units
11/12
1
production
build unit
12/11
Volume
production
12/14
OK to Ship
st

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Hit Our Launches –
Critical Product Introduction Milestones
ProStar with MaxxForce 13L SCR
13L with SCR on Track
• 5 million mile test program
• Same proven SCR after-treatment system used
with ISX
• Minimal engine hardware changes
New program launch process
• Use of advanced engineering processes making
milestones possible
• New quality system improving first time quality
FY2012 FY2013
Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug
MaxxForce 13L
MaxxForce 13L
with SCR
with SCR
Test Units
1/10
Submit for
EPA
certification
3/05
Start Lead
Unit
Production
4/30
OK
To Ship

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Driving Financial Improvement
• Working capital
• SG&A
– VSP/RIF
• Product
development
• Fixed and variable
manufacturing
• Garland closure
Structural Cost Actions
All actions to achieve above
goal are complete;
Additional savings identified
• Discontinue non-related
engineering programs
• Discontinue MaxxForce 15L
• Sale of equity interest in
Mahindra JV
Capable partner
Capital focus needs to be
allocated to business
opportunities with more
immediate returns
• Focus on the core North
America Truck, Engine & Parts
businesses
Return on Invested Capital
(ROIC)

Drive to Deliver Summary
• A lot has been accomplished this past
quarter
Quality - customer satisfaction
Functional excellence
Launches
ROIC
Structural cost actions
• Momentum will be evident as 2013
progresses
• Stay tuned next quarter for updates on
the “Drive to Deliver” accomplishments

NYSE: NAV
4Q 2012 Earnings – 12/19/2012

NYSE: NAV Lewis Campbell, Executive Chairman and CEO 2013 KEY AREAS OF FOCUS & NEAR-TERM PRIORITIES

•
• Quality
Quality
•
• Cost
Cost
•
• Sense of Urgency
Sense of Urgency
•
• Great Products
Great Products
•
• Customer Satisfaction
Customer Satisfaction
•
• People
People
Near-Term Priorities
30
Drive to Deliver
Drive to Deliver
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans

NYSE: NAV
4Q 2012 Earnings – 12/19/2012

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Key Metrics Focused on Creating Shareholder
Value and Incentivizing/Retaining Employees
Note:  Additional detail will be provided in our 2013 Proxy.  Incentive goals are subject to shareholder approval.
2013 Incentive Goals:
• Achieve our operating plans
• Improve our profits and cash flow
• Hit our launch dates with appropriate quality
metrics
• Reduce our SG&A
• Improve our ROIC

9/6 –
Announced
ROIC
focused
strategy
11/15 – First
saleable ProStar
with ISX to roll
off line
Drive to Deliver Progress
8/27 – Announced U.S.
Voluntary Separation
Package results and
need for Reduction In
Force as part of goal to
reduce costs by $150M-
$175M. 10/31 completion
date
Launch ProStar
with MxF13 SCR
in April
12/11 –
Regular
production of
ProStar with
ISX engines
10/23 –
Cummins
contract
finalized
9/6 – Realigned
Senior Leadership –
weekly meetings.
Established daily cash
management report
and manufacturing
excellence system
August September October November December January April
8/30 – EPA
issued final
ruling
10/8 –
Company
adds two new
board
members:
Vincent J.
Intrieri and
Mark H.
Rachesky
August
September October November December January
April
August
September October November December January April
10/24 – ROIC
update -
elimination of
MxF15
Equity offering;
confirmed cash
guidance
10/27 – Board approves
annual incentive plans
that tie to increasing
shareholder value
10/16 – Board approves
2013 operating plan and
addition of  John C. Pope
to BOD
10/30 –
Announced closure
of Garland facility
10/26 – Brazil
restructuring
complete;
approx. 700
jobs
eliminated
8/27 – Lewis
Campbell named
Executive
Chairman and CEO
12/10 –
Company
adds new
board
member:
Samuel J.
Merksamer
12/18 –
Announced
intent to sell
India equity to
Mahindra
9/6 –
3Q
Earnings
call
12/19 –
4Q
Earnings
call
12/14 – “OK to
ship”- five days
ahead of
schedule

NYSE: NAV
4Q 2012 Earnings – 12/19/2012

Summary
2014

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Quality
Cost
Sense of Urgency
Great Products
Customer Satisfaction
People
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans
Drive to Deliver

Ample liquidity to manage through this transitional year 2014 Summary 34 NYSE: NAV 4Q 2012 Earnings – 12/19/2012 Quality Cost Sense of Urgency Great Products Customer Satisfaction People

Questions? 35 NYSE: NAV 4Q 2012 Earnings – 12/19/2012

NYSE: NAV APPENDIX

NYSE: NAV
Navistar Financial Corporation
• Increased liquidity
Total U.S. availability of $959M as of October 31, 2012
Consolidated retail securitizations, lower fixed borrowing rate
• Variable funding facility for dealer floor plan increased to $750M,
$450M available as of October 31, 2012
• Bank facility availability of $460M as of October 31, 2012
Retail Notes Bank Facility
• $840M facility refinanced in
December 2011, maturity
extended from 2012 to 2016
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• NFSC wholesale trust
– $974M funding facility
– Variable portion matures
August 2013
– Public portion matures
October 2013
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
4Q 2012 Earnings – 12/19/2012
Dealer Floor Plan

Q4 and Full Year Operational Results
Consolidated Revenues
($ in millions)
Yearly and Quarterly Truck Chargeouts
Yearly and Quarterly Engine Shipments
Military Revenues
($ in millions)
NYSE: NAV

4Q 2012 Earnings – 12/19/2012

Supplemental Information – Truck
Worldwide Truck Chargeouts
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Actual Actual Actual Actual
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
4Q 2012 Earnings – 12/19/2012

NYSE: NAV
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our “traditional” markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Market Share –
U.S. & Canada School Bus and Class 6-8
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses 60% 63% 53% 61% 59% 49% 45% 47% 53% 49% 48% 48% 47% 47% 47%
Class 6 and 7 medium trucks 33% 44% 36% 36% 38% 36% 36% 46% 44% 41% 27% 36% 36% 34% 33%
Class 8 heavy trucks 23% 22% 30% 20% 24% 17% 16% 17% 18% 17% 17% 15% 15% 13% 15%
Class 8 severe service trucks 40% 41% 38% 40% 40% 33% 32% 36% 37% 35% 31% 30% 30% 30% 30%
Combined Class 8 28% 28% 32% 25% 28% 21% 19% 21% 22% 21% 19% 18% 18% 17% 18%
Total Traditional Market Share
33% 35% 35% 32% 34% 27% 26% 29% 29% 28% 22% 24% 24% 22% 23%
2010 2011 2012
Market Share U.S. & Canada School Bus and Class 6-8

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Worldwide Truck Chargeouts
We define our “traditional” markets
to include U.S. and Canada School
bus and Class 6 through 8 medium
and heavy truck. We classify
militarized commercial vehicles
sold to the U.S. and Canadian
militaries as Class 8 severe service
within our “traditional” markets. Our
“traditional” markets include CAT-
branded units sold to Caterpillar
under our North America supply
agreement.
FISCAL YEAR 2010 Q1 Q2 Q3 Q4 FULL YEAR
BUS 3,100 3,000 2,400 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,900 3,800 2,200 4,100 14,000
TOTAL 16,100 16,700 14,900 18,800 66,500
NON-TRADITIONAL MILITARY 100 200 1,000 100 1,400
EXPANSIONARY 3,900 4,500 4,700 6,000 19,100
WORLDWIDE TRUCK 20,100 21,400 20,600 24,900 87,000
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 5,300 7,600 8,600 10,200 31,700
WORLDWIDE TRUCK 19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 2,900 2,500 9,700
MEDIUM 4,300 7,100 5,800 4,700 21,900
HEAVY 8,000 7,200 6,300 5,600 27,100
SEVERE 3,300 3,600 3,600 3,100 13,600
TOTAL 17,300 20,500 18,600 15,900     72,300
NON-TRADITIONAL MILITARY 200 400 500 500         1,600
EXPANSIONARY 7,400 7,500 8,000 8,300      31,200
WORLDWIDE TRUCK 24,900 28,400 27,100 24,700     105,100

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Worldwide Engine Shipments
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700    34,600    33,600    33,900    132,800
Ford sales - U.S. and Canada 24,700    200        -         -         24,900
Other OEM sales 2,000      3,600      3,700      4,900      14,200
Intercompany sales 16,400    17,700    15,600    18,800    68,500
Total Shipments 73,800    56,100    52,900    57,600    240,400
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    28,600    28,700    106,700
Other OEM sales 2,200      2,000      3,000      2,900      10,100
Intercompany sales 21,600    23,400    20,600    17,500    83,100
Total Shipments 47,900    50,700    52,200    49,100    199,900
World Wide Engine Shipments
2010
2011
2012

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Order Receipts – U.S. & Canada
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our
“traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
Percentage Percentage
2012 2011 Change Change 2012 2011 Change Change
3,100 2,300 800 35% 10,900 8,600 2,300 27%
4,600 6,800 (2,200) -32% 20,300 28,000 (7,700) -28%
Class 8 heavy trucks 3,800 6,400 (2,600) -41% 22,500 29,600 (7,100) -24%
Class 8 severe service trucks 2,400 3,100 (700) -23% 12,500 13,100 (600) -5%
13,900 18,600 (4,700) -25% 66,200 79,300 (13,100) -17%
6,200 9,500 (3,300) -35% 35,000 42,700 (7,700) -18%
Twelve Months Ended
October 31,
Order Receipts: U.S. & Canada (Units)
Three Months Ended
October 31,
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Frequently Asked Questions
Q1: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q2: How many Dealcor dealers did you have as of October 31, 2012?  How many points of service do you have now, in addition to retail outlets in Mexico and the rest of the world?
A: Of our 269 primary NAFTA dealers, we have ownership interest in five Dealcor dealers as of October 31, 2012.  We currently have
784 retail outlets in U.S. and Canada, 86 retail outlets in Mexico and 292 in the rest of the world.
Q3: How are your dealers doing?
A: Our industry leading dealer network continues to make substantial investments in facility upgrades, expansions and acquisitions.
Channel-wide focus on expanding hours of service, technician training, tooling and a re-engagement with their respective Cummins distributors in anticipation of our expanded engine line-up and enhancement of our big bore emissions solutions continues at a rapid pace. Financial performance across the distribution network in all significant aspects of operations continues to remain strong.
Q4: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q5: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through NFC, which uses traditional private or public securitizations and a bank credit facility.
Q6: How is your NFC portfolio performing?
A: NFC’s wholesale portfolio has not experienced any credit losses in 2012. NFC’s retail notes portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers.
Q7: What is your total amount of capacity at NFC?
A: As of October 31, 2012, total availability in our U.S. funding facilities is $959 million.
Q8: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital in the United States to support the sale of Navistar products – is progressing consistent with expectations. Since its inception in 2010, the alliance has funded more than $1.9 billion in retail financings.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Frequently Asked Questions
Q9: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q10: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2013?
A:
We ended FY 2012 with approximately $1.1 billion in military revenues and based on the current environment we expect military revenues for FY 2013 to be approximately $750 million.  The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to “do more with less.” In addition, the Company continues to pursue a number of foreign military opportunities. Finally, the Company has a fleet of more than 34,000 vehicles in operation in approximately
26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.
Q11: How would Sequestration impact Navistar?
A: The full impact of Sequestration is still not known. While we will likely see some impact to the number of defense orders if the fiscal cliff is not addressed, our business structure and product portfolio lessen the risk.
Q12: How does your FY 2013 Class 8 industry compare to ACT Research?
A:
Q13: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated, and is primarily comprised of continued investment and start-up losses associated with our Mahindra joint ventures.
Reconciliation to ACT 2013
ACT* 227,500
CY to FY adjustment (4,500)
Other misc. specialty vehicles  Included in ACT (3,500)
Total (ACT comparable Class 8 to Navistar) 219,500
Navistar Industry Retail Deliveries Combined Class 8 Trucks 215,000
Navistar difference from ACT: 4,500
2%
*Source:  ACT N.A. Commercial Vehicle Outlook - December, 2012
U.S. and Canadian Class 8 Truck Sales

47
NYSE: NAV

4Q 2012 Earnings – 12/19/2012
Frequently Asked Questions
Q14: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q15: Why did the Company establish an additional valuation allowance on its domestic deferred tax assets in the fourth quarter of 2012?
A: On a quarterly basis, we are required to evaluate the need to establish a valuation allowance for our deferred tax assets based on our assessment of whether it is more likely than not that current or deferred tax benefits will be realized through the generation of future taxable income. We give appropriate consideration to all available evidence, both positive and negative, in assessing the need for a valuation allowance. In the fourth quarter of 2012 we concluded that with the continued deterioration of our domestic performance and additional significant warranty charges, there was not sufficient objective evidence of our ability to realize the benefits of domestic deferred tax assets on a more likely than not basis and accordingly established a full domestic valuation allowance.
Q16: How will the establishment of the valuation allowance affect future tax expense?
A: In the foreseeable future, our tax expense will be limited to our significant foreign locations. Therefore, our effective tax rate could be impacted and distortive in comparison to our peers without a valuation allowance.
Q17: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in 2013 and will gradually increase as we exhaust available net operating losses (NOLs)
and tax credits in the future years.
Q18: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2012 the Company has U.S. federal NOLs valued at $319 million, state NOLs valued at $95 million, and foreign
NOLs valued at $169 million, for a total undiscounted cash value of $583 million. In addition to NOLs, the Company has accumulated tax credits of $218 million and other deferred tax assets of $2.1 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of
FY2012.
Q19: What are your expected 2013 and beyond pension funding requirements?
A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we expect to contribute $166 million to meet the minimum required contributions for all plans. We currently expect that from 2014 through 2016, the Company will be required to contribute at least $200 million per year in to the Plans, depending on asset performance and discount rates. This is lower than our previously reported expectations due to the impact of the Moving Ahead for Progress in the 21st Century Act which was enacted in
July 2012.

48
NYSE: NAV

4Q 2012 Earnings – 12/19/2012
Frequently Asked Questions
Q20: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A: Manufacturing GAAP interest expense is higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of our $1 billion of senior unsecured high yield notes, $1 billion senior secured term loan and $570 million of senior subordinated convertible notes, amortization of the original issue discount of the high yield notes and amortization of the embedded call option in the convertible notes. The timing of interest payments also impacts the overall variance on a quarterly basis, but not on a fiscal year basis.
Q21: What is the change in interest expense year over year?
A: Interest expense will increase by approximately $80 million.
Q22: What should we assume for capital expenditures in FY2013?
A: We plan to continue capital spending within the traditionally guided range of $250 million to $350 million for products and development although we expect to be at the lower end of the range. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
Q23: What are the differences between the accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm)
entitled Dilution overview resulting from the
Convertible Notes issued on October 2009.

49
NYSE: NAV

4Q 2012 Earnings – 12/19/2012
Frequently Asked Questions
Q24: For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?
A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation):
Senior Secured Term Loan Credit Facility, due July 16, 2014 $1,000 million
8.25% Senior Notes due November 1, 2021 $900 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $60 million
Financing arrangements and capital lease obligations (various maturity dates) $140 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 1, 2040 $225 million
Promissory Note due September 30, 2015 $30 million
Other (various maturity dates) $67 million
Total $2,992 million

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
Manufacturing Cash Flow
Beginning Mfg. Cash1 Balance
Fiscal 2010 Fiscal 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
October 31, 2009 $1,152
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
April 30, 2012 $681
July 31, 2012 $627
Approximate Cash Flows:
From Operations 409 680 (142) (72) (78) (6)
From Investing / (Cap Ex) (350) (485) (125) (75) (81) (81)
From Financing / (Debt Pay Down) (110) (106) (85) (2) 110 954
Exchange Rate Effect (1) (3) 3 (7) (5) 11
Net Cash Flow ($52) $86 ($349) ($156) ($54) $878
Ending Mfg. Cash1 Balance:
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
April 30, 2012 $681
July 31, 2012 $627
October 31, 2012 $1,505
1Cash = Cash, Cash Equivalents & Marketable Securities
2Includes cash from the consolidation of minority interests

51
NYSE: NAV

4Q 2012 Earnings – 12/19/2012
Outstanding Debt Balances
October 31, October 31,
2012 2011
(in millions)
Manufacturing operations
Senior Secured Term Loan Credit Facility, due 2014, net of unamortized discount of $9……………………………………..
$        991 -
8.25% Senior Notes, due 2021, net of unamortized discount of $28 and $33, respectively ………………………………….. 872 $        967
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $50 and $73, respectively ……..
520 497
Debt of majority-owned dealerships ………………………………………………………………………………………………….
60 94
Financing arrangements and capital lease obligations ……………………………………………………………………………
140 118
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040…………………………………………………………………
225 225
Promissory Note ……………………………………………………………………………………………………………………….
30 40
Other …………………………………………………………………………………………………………………………………….
67 39
Total manufacturing operations debt ………………………………………………………………………………………………
2,905 1,980
Less: Current portion ………………………………………………………………………………………………………………….
172 99
Net long-term manufacturing operations debt …………………………………………………………………………………..
$     2,733 $     1,881
Financial services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 ………………….
$        994 $     1,664
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2019 ………………………………………………..
763 1,072
Commercial paper, at variable rates, due serially through 2013 ………………………………………………………………….
31 70
Borrowings secured by operating and finance leases, at various rates, due serially through 2017 ………………………….
78 70
Total financial services operations debt ………………………………………………………………………………………….
1,866 2,876
Less: Current portion ………………………………………………………………………………………………………………….
1,033 1,280
Net long-term financial services operations debt ……………………………………………………………………………….
$        833 $     1,596

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
October 31,
2012
October 31,
2011
October 31,
2010
October 31,
2009
Manufacturing segment cash and cash equivalents 1,059 $      488 $         534 $         1,152 $
Financial services segment cash and cash equivalents 28 51 51 60
Consolidated cash and cash equivalents 1,087 $      539 $         585 $         1,212 $
Manufacturing marketable securities 446 $         698 $         566 $         - $
Financial services segment marketable securities 20 20 20 -
Consolidated marketable securities 466 $         718 $         586 $         - $
Manufacturing segment cash and cash equivalents 1,059 $      488 $         534 $         1,152 $
Manufacturing marketable securities 446 698 566 -
Manufacturing segment cash, cash equivalents and marketable securities 1,505 $      1,186 $      1,100 $      1,152 $

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the year ended October 31, 2010
Cash flows from operations 409 698 - 1,107
Cash flows from investing / capital expenditures: (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes
(1) 1 - -
Net cash flows (52) 11 (586) (627)
Beginning cash, cash equivalents and marketable securities balance
1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities balance
1,100 71 (586) 585
For the year ended October 31, 2011
Cash flows from operations 680 200 - 880
Cash flows from investing / capital expenditures: (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes
(3) - - (3)
Net cash flows 86 - (132) (46)
Beginning cash, cash equivalents and marketable securities balance
1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities balance
1,186 71 (718) 539
Manufacturing segment cash flow reconciliation:

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the twelve months ended October 31, 2012
Cash flows from operations (298) 908 - 610
Cash flows from investing / capital expenditures: (362) 108 252 (2)
Cash flows from financing / debt pay down 977 (1,040) - (63)
Effect of exchange rate changes
2 1 - 3
Net cash flows 319 (23) 252 548
Beginning cash, cash equivalents and marketable securities balance
1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities balance
1,505 48 (466) 1,087
For the three months ended October 31, 2012
Cash flows from operations (6) 270 - 264
Cash flows from investing / capital expenditures: (81) 110 (307) (278)
Cash flows from financing / debt pay down 954 (410) - 544
Effect of exchange rate changes
11 (1) - 10
Net cash flows 878 (31) (307) 540
Beginning cash, cash equivalents and marketable securities balance
627 79 (159) 547
Ending cash, cash equivalents and marketable securities balance
1,505 48 (466) 1,087
Manufacturing segment cash flow reconciliation:

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
SEC Regulation G –
See notes at slide 57 & 58
Significant items included within our results:
2012 2011 2012 2011
($ in millions)
Engineering integration costs (A) 9 23 66 64
Restructuring of North American manufacturing operations (B) 7 5 45 127
Cost-reduction actions and other strategic initiatives (C) 73 - 73 -
(D)
149 - 404 -
Charges for non-conformance penalties (E) 14 - 34 -
Impact of Medicare Part D legal ruling (F) - 15 - 15
Net impact of income tax valuation allowances (G) 2,206 (51) 1,785 (1,527)
Diluted weighted shares outstanding 69.0 73.2 69.1 76.1
Three Months Ended
October 31,
For the Year Ended
October 31,
Adjustments to pre-existing warranties
Significant Items – Three Months and Year Ended October 31, 2012
and 2011

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
SEC Regulation G –
Manufacturing Segment Profit – Three Months and Year Ended
October 31, 2012 and 2011
Manufacturing segment profit (loss) and adjusted manufacturing segment profit (loss) reconciliation:
2012 2011 2012 2011
($ in millions)
Net income (loss) attributable to Navistar International Corporation $  (2,769) $    255 $(3,010) $  1,723
Less:
     Financial services segment profit             16          27           91         129
     Corporate and eliminations         (224)      (204)       (679)       (571)
     Income tax benefit (expense)      (2,190)           -      (1,780)      1,458
Manufacturing segment profit (loss)
$     (371) $    432 $   (642) $     707
Three Months Ended
October 31,
For the Year Ended
October 31,

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. For the three months ended October 31, 2012, the charges included other related costs of $9 million, of which $8 was recognized within our manufacturing operations by our Truck segment. For the three months ended October 31,
2011, the charges included restructuring charges of $6 million and other related costs of $17 million, of which $19 was recognized within our manufacturing operations, primarily by our Truck segment. For the year ended October 31, 2012, the charges included restructuring charges of $23 million and other related costs of $43 million, of which $42 million was recognized within our manufacturing operations, primarily by our Truck and Engine segments. For the year ended October 31, 2011, the charges included restructuring charges of $29 million and other related costs of $35 million, of which $51 was recognized within our manufacturing operations, primarily by our Truck segment.
(B) Restructuring of North American manufacturing operations are impairment charges, restructuring charges, and other related charges that are the result of our continued efforts to restructure and rationalize our manufacturing operations in an effort to optimize our cost structure. The Company committed to plans for the restructuring of certain North American manufacturing operations, including the closure of its Chatham, Ontario heavy truck plant and actions related to Workhorse Custom Chassis and
Monaco RV recreational vehicles operations. In the fourth quarter of 2012, the Company announced its plan to cease operations and close its Garland, Texas truck manufacturing operations in the first half of 2013. For the three months ended October 31,
2012 and 2011, the charges included restructuring charges of $7 million and $5 million, respectively, recognized within our manufacturing operations by our Truck segment. For the year ended October 31, 2012, the charges included charges of $45 million recognized within our manufacturing operations by our Truck and Engine segments, of which $38 million related to the impairment of certain intangible assets. For the year ended October 31, 2011, the charges included charges of $58 million, impairment charges of $64 million related to certain intangible assets and property and equipment, and $5 million of other related costs, of which $124 million was recognized by our manufacturing operations by our Truck segment. The charges for the three months and year ended October 31, 2012 include $4 million related to the pending closure of our Garland, Texas truck manufacturing operations.
(C) In the fourth quarter of 2012, we announced actions to control spending across the Company with targeted reductions of certain costs. For the three months and year ended October 31, 2012, the charges included restructuring charges of $73 million. Of the restructuring charges, $57 million was recognized within our manufacturing operations, primarily by our Truck and Engine segments.
SEC Regulation G –
Notes

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
(D) During 2012, we recognized adjustments to pre-existing warranties that were significantly larger than our historical experience.
For the three months and year ended October 31, 2012, we incurred charges of $149 million and $404 million, respectively, for adjustments to pre-existing warranties.
(E) For the three months and year ended October 31, 2012, we recorded charges of $14 million and $34 million, respectively, for
NCPs for certain 13L engine sales. These charges were recognized by our Engine segment.
(F) In the fourth quarter of 2011, we had an unfavorable ruling related to a 2010 administrative change that we made to the prescription drug program under our OPEB plan affecting plan participants who are Medicare eligible. The charges were recognized within Corporate.
(G) During the three months ended October 31, 2012, we recognized an income tax expense of $1.973 billion for the increase in our income tax valuation allowance on our U.S. deferred tax assets, as well as an income tax expense of $233 million relating to the reversal of income tax benefits recorded during the first nine months of 2012. For the year ended October 31, 2012, we also recognized an income tax benefit of $189 million from the release of a significant portion of our valuation allowance on our
Canadian deferred tax assets in the second quarter of 2012.
SEC Regulation G –
Notes
In the third quarter of 2011, we recognized an income tax benefit of $1.476 billion from the release of a portion of our income tax valuation allowance on our U.S. deferred tax assets. For the three months ended October 31, 2011, we recognized an additional income tax benefit of $61 million related to the release of a portion of our income tax valuation allowance. As domestic earnings were taxable upon the release of the income tax valuation allowance, we recognized $10 million of domestic income tax expense in the three months and year ended October 31, 2011 that would not have been recognized had we not released a portion of the income tax valuation allowance. The $10 million of domestic income taxes were netted against the benefit of $61 million and $1.537 billion from the release of a portion of the income tax valuation allowance for the three months and year ended October 31, 2012, respectively.

NYSE: NAV
4Q 2012 Earnings – 12/19/2012
ROIC Definition
(PBT
1
+ Mfg Interest + Implied Interest on Operating Leases) X (1-Cash Tax Rate)
Paid-in-Capital – Treasury Stock + Retained Earnings
2
+ Book Value of
Operating Leases + Book Value of Mfg Debt
3
– Mfg Cash
4
1
– Excludes significant items items such as restructuring, impairments, and engineering integration expenses
2
–
If an Accumulated Deficit exists, then it will not be included in the calculation
3
– Excludes Financial Services Operation debt
4
–
Manufacturing Cash includes Cash and cash equivalents + Marketable securities